UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 18, 2007
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

        On June 18, 2007, Six Flags, Inc. ("Six Flags") acquired a minority 40% equity interest in CPIH LLC ("CPIH"), a holding company formed by Redzone Capital Partners II, L.P. ("Redzone Capital") to acquire dick clark productions, inc ("dcpi"). Redzone Capital, a private equity fund managed by Six Flags Chairman Daniel M. Snyder and director Dwight C. Schar, acquired the majority 60% interest in CPIH. The total acquisition price for dcpi was $175 million. Six Flags invested $40 million for its equity interest and a license to use certain intellectual property of dcpi. Six Flags also funded an additional approximately $22 million which represents Six Flags' proportionate share of an approximately $53 million bridge financing, which together with the assumption of the existing debt of dcpi, funded the total acquisition price. Six Flags will be refunded its proportionate share of the bridge financing upon the earlier of (i) the completion of a refinancing of dcpi, which is expected to occur in the short term or (ii) December 31, 2007. The board of directors of CPIH will include Six Flags Chief Executive Officer Mark Shapiro and Six Flags Executive Vice President of Entertainment and Marketing, Michael Antinoro, as well as Six Flags directors Daniel M. Snyder and Dwight C. Schar.

        Through this investment, as well as through a license granted to Six Flags by dcpi and its wholly owned subsidiaries, Six Flags will receive certain exclusive rights to use dcpi's library properties, including American Bandstand, the American Music Awards, New Year's Rockin' Eve and Bloopers, and certain other intellectual property in connection with its theme parks.

        The Six Flags board of directors appointed a special committee consisting of disinterested and independent directors (the "Special Committee") to review and evaluate the investment. The Special Committee retained independent legal counsel and Houlihan Lokey Howard & Zukin ("Houlihan Lokey") as its financial advisor. Houlihan Lokey rendered a fairness opinion in connection with the transaction. The opinion is subject to various assumptions, qualifications and limitations, is addressed to the Special Committee and may not be relied upon or used by any other person.


        A copy of the press release Six Flags issued in connection with the transaction is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.
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      (d)   Exhibits

    99.1    Press Release, dated June 19, 2007.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIX FLAGS, INC.



                                   By:   /s/ Jeffrey R. Speed
                                      ----------------------------------
                                      Name:  Jeffrey R. Speed
                                      Title: Executive Vice President and
                                             Chief Financial Officer

Date:  June 20, 2007

                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.                 Description                          Electronic (E)
-----------     --------------------------------------------    ----------------
    99.1        Press Release, dated June 19, 2007.                    E